SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2005

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	000-29225	73-1513309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02     Results of Operations and Financial Condition
      On August 15, 2005, Dobson Communications Corporation issued a press release announcing its results for its second quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The transcript from a conference call held on August 15, 2005 related to the second quarter results is attached hereto as Exhibit 99.2.
      This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.
Item 9.01     Financial Statements and Exhibits
      (c) Exhibits:

99.1	Press Release dated August 15, 2005
99.2	Transcript of August 15, 2005 Conference Call

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION

By:	/s/ Ronald L. Ripley

Name: Ronald L. Ripley

Title:	Senior Vice President and General Counsel
Date: August 17, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 15, 2005
99.2	Transcript of August 15, 2005 Conference Call